UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 25, 2020

Sun Pacific Holding Corp.
(Exact name of registrant as specified in its charter)

Nevada	90-1119774	000-51935
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 Highway 9 South Suite 388 Manalapan, NJ 07726
(Address of principal executive offices)

Registrant’s telephone number, including area code	732-845-0906

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Section 3- Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

On August 25, 2020, the Board of Directors (the “Board”) of Sun Pacific Holding Corp. (the “Company”) voted to approve a Reverse Stock Split of the Common Stock of the Company at the ratio of 1000:1. The Board was granted such authority pursuant to Schedule 14C Information Statement as filed with the SEC on August 26, 2019 which gave the Board the option to effectuate a Reverse Stock Split of the Common Stock of the Company at the sole discretion of the Board within 12 months of said Information Statement, without the issuance of another Information Statement, within the range of 100:1 through 1000:1. The Information Statement is available at the following link:

https://www.sec.gov/Archives/edgar/data/1343465/000149315219013387/def14c.htm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Pacific Holding Corp.
(Registrant)

Date:	August 28, 2020
By:	/s/ Nicholas Campanella
Name:	Nicholas Campanella
Title:	Director